UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  June 22, 2007

XSTREAM BEVERAGE NETWORK, INC.
(Exact name of registrant as specified in its charter)

Nevada	33-30158-A	05-0547629
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18851 NE 29 Avenue, Suite 700, Aventura, FL 33180

(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code  786-787-9441

450 East Las Olas Boulevard, Suite 850, Fort Lauderdale, FL 33301

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 22, 2007 Mr. Ronald Ratner was appointed to our Board of Directors. As previously disclosed in our Current Report on Form 8-K dated June 22, 2007, Mr. Ratner had also been elected as our interim President and CEO.

Prior to accepting the position as CEO, Mr. Ratner was Executive VP of Networth Acquisitions, Inc since 2002; a private company he founded. This company primarily focuses in identifying and assisting viable, operationally sound, private companies in facilitating growth through mergers and acquisitions along with assisting companies in obtaining relationships that result in the securing of equity financing. Mr. Ratner will no longer have an active role in the daily operations of Networth Acquisitions which will enable him to focus his efforts on our company.

We are paying Mr. Ratner compensation of $2,000 per month, along with $250 of expenses, for the first 180 days of his tenure, after which the compensation arrangements will be reviewed by our Board.

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Item 8.01

Other Events

We have filed a certificate of amendment to our articles of incorporation which:

•

effects a one for 400 (1:400) reverse stock split of our outstanding common stock, and

•

reduces the number of authorized shares of our common stock from 250,000,000 shares to 100,000,000 shares.

This action is effective at close of business on August 6, 2007. The action was approved by our Board of Directors and Mr. Ted Farnsworth, our Chairman, who holds a majority of our outstanding voting securities. A copy of the Certificate of Amendment to our Articles of Incorporation is filed as an exhibit to this report.

Effective with the reverse stock split our trading symbol on the OTC Bulletin Board changed to "XBVG" and the new CUSIP number for our common stock is 98415K306. Any fractional shares which might result from the split will be rounded up to the nearest whole share. Stockholders of XStream Beverage are not required to exchange their stock certificates representing the number of shares pre-split for new certificates representing the number of shares owned by the stockholder post-split as our transfer records will be automatically adjusted by InterWest Stock Transfer, our transfer agent.

On August 6, 2007 we issued a press release disclosing the information regarding these corporate matters. A copy of that press release is attached as Exhibit 99.1 to this report.

Item 7.01

Regulation FD Disclosure

On August 6, 2007 we issued a press release announcing a restructuring program. A copy of that press release is attached as Exhibit 99.2 to this report.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.

Description

3.10

Certificate of Amendment to the Articles of Incorporation

99.1

Press release dated August 6, 2007

99.2

Press release dated August 6, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XSTREAM BEVERAGE NETWORK, INC.

Date: August 8, 2007	By:	/s/ Ronald Ratner
Ronald Ratner, Chief Executive Officer

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